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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                              _________________________


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                              _________________________


                           DATE OF REPORT: JULY 14, 1998
                         (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)


              NEVADA                       0-23553               36-4010347
 (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)



7327 OAK RIDGE HIGHWAY, SUITE B
KNOXVILLE, TENNESSEE                                             37931
(Address of principal executive offices)                         (Zip Code)

                                    (423) 769-4011
                 (Registrant's telephone number including area code)

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ITEM 5.   OTHER EVENTS.

     Photogen Technologies, Inc. announced that it has received a notice of allowance regarding 79 claims on its patent application covering its light- and laser-based imaging technology, as more fully described in the Company's Press Release dated July 14, 1998, filed as Exhibit 99 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated July 14, 1998, announcing U.S. patent and Trademark Office notice of allowance regarding imaging patent application.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Photogen Technologies, Inc.



                                 By: /s/ John Smolik
                                    --------------------------
Date:     July 14, 1998             John Smolik, President

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                                    EXHIBIT INDEX

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Exhibit
No.            Description
---            -----------
99        Press release of the Company, dated July 14, 1998, announcing U.S.
          Patent and Trademark Office notice of allowance recording imaging patent application.
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